UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K/A
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  January 7, 2009

CHINA AGRITECH, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-49608	75-2955368
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

Room 3F No. 11 Building, Zhonghong International Business Garden
Future Business Center,
Chaoyang North Road, Chaoyang District, Beijing, China 100024
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:
(86)10-59621278

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:  The Current Report on Form 8-K filed by the Registrant on February 11, 2009 and subsequently amended on February 18, 2009, is hereby amended to (this “Amendment”):

•	Include the dates of the resignation of Grobstein, Horwath & Company LLP (“GHC”) and the engagement of Crowe Horwath LLP;

•	To correct an incorrect reference to Regulation S-B;

•	To delete references to Kabani & Co, LLP and its audit reports on the Company’s financial statements for the fiscal years ending December 31, 2006 and 2007; and

•	To provide an updated letter from GHC stating that it agrees with the statements made in this Amendment

Item 4.01  Change in Registrant’s Certifying Accountant

On February 11, 2009, China Agritech, Inc. (the “Company”) filed a Current Report on Form 8-K, reporting that on January 7, 2009, the Company was notified that effective December 8, 2008, its accountants, the personnel of Grobstein, Horwath & Company LLP (“GHC”), joined Crowe Horwath LLP (“Crowe”) (the “Merger”).  As a result of the Merger, GHC effectively resigned as the Company’s independent registered public accounting firm on January 7, 2009.  On January 19, 2009,  the Company formally engaged Crowe as the Company’s new independent registered public accounting firm. The decision to retain Crowe as the Company’s certifying public accountant following the Merger was authorized and approved by the audit committee of the board of directors of the Company.

The Company retained GHC as its principal independent auditor on April 18, 2008.    During the period from the engagement of GHC through the date of its resignation , which period includes the registrant’s most recent fiscal year and the subsequent interim period, there were no disagreements with GHC, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to GHC’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with a report.  GHC did not audit the Company’s financial statements for the previous two fiscal years ended December 31, 2007 and 2006 (the “Fiscal Years”) and therefore, did not give a report on the financial statements for the Fiscal Years.

Crowe did not advise the Company with respect to any of the matters described in paragraphs (a)(2)(i) or (ii) of Item 304 of Regulation S-K.

Filed hereto as Exhibit 16.2 to this Form 8-K/A is a letter from GHC addressed to the SEC, which states that it  agrees with the above statements made in this Current Report on Form 8-K/A.

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Description
16.1*	Letter from Grobstein, Horwath & Company LLP regarding change in certifying accountant
16.2	Letter from Grobstein, Horwath & Company LLP regarding agreement with the disclosures made in this Current Report on Form 8-K/A

*	Previously filed with the SEC as Exhibit 16.1 to the Form 8-K, filed on February 11, 2009 and hereby incorporated by reference..

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA AGRITECH, INC.

Date: March 10, 2009	/s/ Yu Chang
Yu Chang
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
16.1*	Letter from Grobstein, Horwath & Company LLP regarding change in certifying accountant
16.2	Letter from Grobstein, Horwath & Company LLP regarding agreement with the disclosures made in this Current Report on Form 8-K/A

*	Previously filed with the SEC as Exhibit 16.1 to the Form 8-K, filed on February 11, 2009 and hereby incorporated by reference..